
LAREDO
PETROLEUM, INC.

LAREDO PETROLEUM

Corporate Presentation

August 2014

Forward-Looking / Cautionary Statements

This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Laredo Petroleum, Inc. (the "Company", "Laredo" or "LPI") assumes, plans, expects, believes or anticipates will or may occur in the future are forward-looking statements. The words "believe," "expect," "may," "estimates," "will," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. However, the absence of these words does not mean that the statements are not forward-looking. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of plans, strategies, objectives and anticipated financial and operating results of the Company, including as to the Company's drilling program, production, hedging activities, capital expenditure levels and other guidance included in this presentation. These statements are based on certain assumptions made by the Company based on management's expectations and perception of historical trends, current conditions, anticipated future developments and other factors believed to be appropriate. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. These include, but are not limited to, risks relating to financial performance and results, current economic conditions and resulting capital restraints, prices and demand for oil and natural gas, availability of drilling equipment and personnel, availability of sufficient capital to execute the Company's business plan, impact of compliance with legislation, regulations, and regulatory actions, successful results from our drilling activities, the Company's ability to replace reserves and efficiently develop and exploit its current reserves and other important factors that could cause actual results to differ materially from those projected as described in the Company's Annual Report on Form 10-K for the year ended December 31, 2013, and Laredo's other reports filed with the SEC.

Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions and certain probable and possible reserves that meet the SEC's definitions for such terms. In this presentation, the Company may use the terms "estimated ultimate recovery", "EUR" or descriptions of volumes of reserves which the SEC guidelines restrict from being included in filings with the SEC without strict compliance with SEC definitions. The Company does not choose to include unproved reserve estimates in its filings with the SEC. Estimated ultimate recovery, refers to the Company's internal estimates of per well hydrocarbon quantities that may be potentially recovered, from a hypothetical and actual well completed in the area. Actual quantities that may be ultimately recovered from the Company's interests are unknown. Factors affecting ultimate recovery include the scope of the Company's ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling services and equipment, drilling results, lease expirations, transportation constraints, regulatory approvals and other factors, as well as actual drilling results, including geological and mechanical factors affecting recovery rates. Estimates of ultimate recovery from reserves may change significantly as development of the Company's core assets provide additional data. In addition, the Company's production forecasts and expectations for future periods are dependent upon many assumptions, including estimates of production decline rates from existing wells and the undertaking and outcome of future drilling activity, which may be affected by significant commodity price declines or drilling cost increases.

As previously disclosed, on August 1, 2013 (with an economic effective date of April 1, 2013), the Company disposed of its oil and natural gas properties, associated pipeline assets and various other associated property and equipment in the Anadarko Granite Wash, Central Texas Panhandle and the Eastern Anadarko Basin. As a result of such sale, the reserves, cash flows and all other attributes associated with the ownership and operations of these properties have been eliminated from the ongoing operations of the Company, and the information in this presentation has been prepared on such basis.

Laredo Petroleum Today

- High-quality, contiguous acreage position in the heart of the Midland Basin
- Top-tier well results in multiple horizons
- Significant resource potential: >8x existing reserves [1]
- Transitioning to development manufacturing mode with multi-zone, stacked laterals
- Strong financial structure



Midland Basin
Central Basin Platform
Delaware Basin
LPI acreage
Midland

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott, presented on a two-stream basis

Concentrated Asset Portfolio Focused in Midland Basin

- **~145,423 net acres[1]**
- **Proven Hz development in four stacked zones *(Upper, Middle & Lower Wolfcamp and Cline)* yields ~360,000 net effective acres, to date**
- **Testing additional zones and acreage for Hz development *(Sprayberry, Canyon and ABW)***



Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
~66% held by production[1]
~88% average working interest[2]

[1] As of 6/30/2014
[2] Working interest in wells drilled as of 6/30/2014

Permian Reserves[1]

By Product



45%
55%
Oil
Natural Gas (>1,300 btu)

By Category



35%
65%
Proved Developed
Proved Undeveloped

577% Production Replacement at $12.00/BOE



Permian Reserve Growth
250
200
150
100
50
0
MMBOE
$50
$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
$/BOE
42% CAGR
101
160
204
12/31/2011
12/31/2012
12/31/2013
Reserves
F&D[2]

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis
[2] Based on total company drilling

Identified Path for Growth



3,400
3,200
3,000
2,800
2,600
2,400
2,200
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
MMBOE (2-Stream)
204
>1,400
>1,600
Total Proved Reserves [1] 12/31/13
Additional De-risked Resource Potential [2]
Identified Resource Potential
Additional Potential Resource [3]
Total Resource Potential

[1] Based on reserves as of 12/31/13, prepared by Ryder Scott and presented on a two-stream basis

[2] Based upon un-booked identified well locations for vertical Wolfberry and horizontal wells in the Upper Wolfcamp, Middle Wolfcamp, Lower Wolfcamp and Cline

[3] Includes potential locations on acreage not de-risked by Hz wells, additional zones for Hz development and potential down-spacing

Horizontal Development Inventory[1]

>3,500 horizontal locations have been identified for development in the initial four zones

- More than 45 years of drilling inventory at current pace
- Identified horizontal drilling locations represent ~1.6 billion barrels of oil equivalent resource potential
- >50% of acreage is ready for multi-zone development



Howard
Mitchell
Glasscock
Sterling
Tom Green
Reagan
Irion
85+ miles
20+ miles
LPI acreage
Hz Development
Multi-Zone Hz Development
Production Corridor

[1]Location count is gross, assumes 7,500' laterals and ~85% working interest

Low-Risk Horizontal Inventory on De-Risked Acreage

	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline
Number of completions [1]	44	18	10	10
LPI type curve EUR (2-stream)	758 MBOE	650 MBOE	668 MBOE	620 MBOE
% EUR recovered in first three years	~31%	~32%	~32%	~33%
Acreage (Net)	~145,000	~145,000	~145,000	~145,000
De-risked	~80,000	~80,000	~73,000	~127,000
Remaining to delineate	~65,000	~65,000	~72,000	~18,000
Identified locations				
Booked reserve locations	179	25	13	53
Identified locations on de-risked acreage [2]	~485	~640	~590	~1,000
Implied probable locations [3]	~260	~260	~290	~65

[1] Well count based on long lateral completions as of 6/30/14
[2] LPI forecast based on de-risked acreage position, 120-acre spacing, less proved locations
[3] LPI forecast based on remaining to delineate acreage position risked at 50%, and 120-acre spacing

Recently Announced Acquisitions[1]


HOWARD
MITCHELL
GLASSCOCK
STERLING
TOM GREEN
REAGAN
IRION
New Acquisitions
Laredo Leasehold

- Entered into agreements to acquire 9,741 net acres for ~$203 million
- Expected to add ~280 gross horizontal drilling locations and ~142 MMBOE of net resource potential
- ~7,700 net acres are contiguous to existing leasehold, with ~6,900 net acres adjacent to full-scale development areas

[1] *Multiple transactions, 1,506 net acres closed before 6/30/2014, remaining transactions are expected to close by 8/31/2014*

Consistent Permian Production Growth


Production growth is driven by a rapid increase in horizontal volumes[1]
25%-35% CAGR
MBOE/D 1
70
60
50
40
30
20
10
0
14.8
20.7
25.0
30.4 – 32.1
2011
2012
2013
2014P
2015P
2016P

[1] *Two-stream production: Oil and liquids-rich natural gas*

Vertical Wolfberry: Confirms Quality of Acreage[1]

- >850 vertical Wolfberry wells across acreage
  - >375 deep vertical Wolfberry wells through the Atoka

- Average vertical well density is approximately one well per 175 acres across acreage

- ~20% rate of return


Howard
Mitchell
Sterling
Glasscock
Reagan
Tom Green
Irion
85+ miles
20+ miles
LPI acreage
LPI deep vertical

[1] As of 6/30/2014

Significant Data Inventory

Garden City Data Inventory [1]

- ~3,400' of whole cores in objective section
  - 13 whole cores
  - >650 SWC samples
- 48 single-zone tests from objective section (Spraberry to Ellenberger)
- >8,000 conventional open-hole logs
  - 252 in-house petrophysical logs
  - 104 dipole sonic logs
  - Fully core-calibrated
- 100% Gravity/Magnetic Data Coverage and interpretation
- 838 sq mi 3D Seismic
  - 95% coverage of Garden City acreage
  - ~50% of seismic inventory is high-quality, proprietary 3D data
- 13 Microseismic Survey's
- 29 Production Logs



Howard
Mitchell
Glasscock
Sterling
Reagan
Tom Green
Irion
LPI acreage
Whole core
Petrophysical log
Dipole sonic log
Microseismic
Production Log
3D Seismic
85+ miles
20+ miles

[1] As of 05/19/2014

Proven Multi-zone Horizontal Performance

Commercial development has been proven for initial four zones from 122 horizontal wells

Horizontal Zone	Total # of Completions[1]		30-Day Avg. IP Rate per 1,000 Lat Ft
	Short Lateral	Long Lateral	*BOE 2-Stream*
Upper Wolfcamp	7	44	96
Middle Wolfcamp	2	18	95
Lower Wolfcamp	0	10	103
Cline	31	10	104


Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline

[1] Well completions as of 6/30/14

Concentration of Resources Drives Efficiencies


Not to scale
Represents
~5,000 ft
Clearfork
Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn
Cline
Strawn
ABW
Fusselman

3 sections / 64 wells / 4 Zones
4-stacked development program recovers ~44 MMBOE of reserves at 45% ROR

Single-zone development (UWC) only recovers ~12 MMBOE of reserves at 55% ROR

Transitioning to Muti-Zone Development in 2014

Stacked Lateral Development

- 2014 program expected to drill ~60 stacked lateral wells utilizing ~20 multi-well pads
- Efficiency gains are expected to reduce well costs 6-8%
- Concentrates drilling to utilize shared facilities and resources



4-Stacked
3-Stacked
2-Stacked
~60 wells total

Production Corridor


Oil Gathering Station
Oil Takeaway Pipeline
LMS Owned Gathering Line
3 miles
Gas Lift Compression Facility
LMS Owned Gathering Line
7 miles
Water Recycling Facility
Gas Takeaway Pipeline

Production corridor can accommodate the 448 horizontal wells necessary to develop the 21 sections and is scalable for additional zones and downspacing

Cost Savings Initiatives

- Pad drilling efficiencies
- Multi-well frac efficiencies
- Negotiated service cost reductions
- Optimizing drilling and completions operations
- Reduction in transportation cost
- Improved water management
- Integration of new technologies
- Reduction in chemical usage
- Natural gas fueling

ROR vs Well Capital Costs

Permian Well Costs					
($MM)	Upper Wolfcamp	Middle Wolfcamp	Lower Wolfcamp	Cline	Vertical
2014 Budget	$7.4	$7.4	$8.1	$8.6	$2.2
2014 YE Target	$6.8	$6.8	$7.5	$8.0	$1.9


$90/Bbl and $3.75/Mcf
70%
60%
50%
40%
30%
20%
10%
0%
ROR (%)
4-stack
ROR%
2014 Budget
2014 YE Target
UWC
MWC
LWC
Cline
Vertical

Sales Price Diversification[1]

Firm transportation out of the Permian


Cushing
Wichita Falls
Colorado City
BridgeTex
Longhorn
Houston
Lomax
Forsan
Colorado City
Lees
Spraberry
Garden City
Midkiff
Laredo Acreage
Existing Refinery
Existing Pipelines
New Pipelines

- 13,000 BOPD committed to Longhorn, increasing annually to 22,000 BOPD in 4 years
- 10,000 BOPD committed on BridgeTex
- 2014 WTI to Midland basis swap of ~6,000 BOPD


Realized Price as % of WTI
98%
96%
94%
92%
90%
88%
86%
84%
82%
LPI Premium ($/Bbl)
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
2Q13
3Q13
4Q13
1Q14
2Q14
LPI Crude % of WTI
Midland % of WTI
LPI Premium Over Midland

[1] As of 6/30/14

Processing Plant Capacity With LPI Direct Connectivity



Rawhide Plt
75 MMcf/D
Conger Plt
25 MMcf/D
Bearkat Plt
60 MMcf/D
High Plains Plt
200 MMcf/D
Glasscock
Sterling Plt
62 MMcf/D
Ector
Midland
Deadwood Plt
60 MMcf/D
Sterling
Spraberry Plt
60 MMcf/D
Roberts Ranch
Plt
85 MMcf/D
Driver Plt
200 MMcf/D
Pegasus Plt
100 MMcf/D
Midkiff Plt
200 MMcf/D
Benedum Plt
45 MMcf/D
Edward Plt
200 MMcf/D
DCP Benedum
Plt
110 MMcf/D
Mertzon Plt
52 MMcf/D
Crane
Upton
Reagan
Irion
Processor
DCP Midstream
Atlas
Targa Resources
CrossTex
LPI Acreage
Future Plant
~50 MMcf/D Plant
~100 MMcf/D Plant
~200 MMcf/D Plant

Laredo has direct connectivity to four processors (12 plants) with 1.1 Bcf/D capacity. Capacity by Q3-'14 to increase to >1.5 Bcf/D with addition of Atlas' Edward Plant, CrossTex's Bearkat Plant and Targa's High Plains Plant.

Preserving Financial Flexibility

- >$1.2 billion of liquidity[1]
- Growing borrowing base
- No near-term maturities
- Strong financial metrics



Credit Facility - Borrowing Base
$MM
$1,200
$1,000
$800
$600
$400
$200
$-
5/08
8/08
12/08
5/09
11/09
5/10
11/10
5/11
6/11
7/11
10/11
5/12
11/12
8/13
11/13
5/14



Debt Maturities Summary - $MM
$1,500
$1,000
$500
$0
$825
$552
$950
9.50%
5.625%
7.375%
2014
2015
2016
2017
2018
2019
2020
2021
2022
Revolver (Undrawn)
Senior Notes

[1] As of 6/30/14

Oil Hedges

Open Positions As of June 30, 2014 [1]	BAL-2014	2015	2016	2017	2018	Total
OIL [2]						
Puts:						
Hedged volume (Bbls)	270,000	456,000	-	-	-	726,000
Weighted average price ($/Bbl)	$75.00	$75.00	$ -	$ -	$ -	$75.00
Swaps:						
Hedged volume (Bbls)	1,371,998	672,000	1,573,800	-	-	3,617,798
Weighted average price ($/Bbl)	$96.35	$96.56	$84.82	$ -	$ -	$91.37
Collars:						
Hedged volume (Bbls)	1,473,000	6,557,020	2,556,000	-	-	10,586,020
Weighted average floor price ($/Bbl)	$86.42	$79.81	$80.00	$ -	$ -	$80.77
Weighted average ceiling price ($/Bbl)	$104.89	$95.40	$93.77	$ -	$ -	$96.33
Total volume with a floor (Bbls)	**3,114,998**	**7,685,020**	**4,129,800**	-	-	**14,929,818**
Weighted average floor price ($/Bbl)[3]	**$89.45**	**$80.99**	**$81,84**	$ -	$ -	**$82.99**
NYMEX WTI to Midland Basis Swaps:						
Hedged volume (Bbls)	1,104,000	-	-	-	-	1,104,000
Weighted average price ($/Bbl)	$1.00	$ -	$ -	$ -	$ -	$1.00

[1] Updated to reflect hedges placed through June 30, 2014
[2] Oil derivatives are settled based on the month's average daily NYMEX price of WTI Light Sweet Crude Oil
[3] Weighted average prices include WTI Midland basis swaps

Natural Gas Hedges

Open Positions As of June 30, 2014 [(1)]	BAL-2014	2015	2016	2017	2018	Total
NATURAL GAS [(2)]						
Swaps:						
Hedged volume (MMBtu)	3,312,000	-	-	-	-	3,312,000
Weighted average price ($/MMBtu)	$ 4.32	$ -	$ -	$ -	$ -	$4.32
Collars:						
Hedged volume (MMBtu)	7,652,000	28,600,000	18,666,000	-	-	54,918,000
Weighted average floor price ($/MMBtu)	$3.37	$3.00	$ 3.00	$ -	$ -	$3.05
Weighted average ceiling price ($/MMBtu)	$5.50	$5.96	$ 5.60	$ -	$ -	$5.78
Total volume with a floor (MMBtu)	**10,964,000**	**28,600,000**	**18,666,000**	**-**	**-**	**58,230,000**
Weighted average floor price ($/MMBtu)	**$3.66**	**$3.00**	**$3.00**	**$ -**	**$ -**	**$3.12**
Weighted average floor price ($/Mcf)[(3)]	**$4.80**	**$3.93**	**$3.93**	**$ -**	**$ -**	**$4.10**

[1] Updated to reflect hedges placed through June 30, 2014
[2] Natural gas derivatives are settled based on Inside FERC index price for West Texas Waha for the calculation period.
[3] $/Mcf is converted based upon Company average BTU content of 1.311

Laredo Investment Opportunity

- High-quality acreage position in the fairway of the Midland Basin
- Significant resource potential: >8x existing reserves
- Top-tier well results in multiple horizons
- Stacked laterals optimizing multi-zone development manufacturing process
- Strong financial structure

Appendix

Permian Basin: Present Day



LPI acreage
Cline deposition axis
Wolfcamp deposition axis
Present day axis
MIDLAND BASIN
Midland
EASTERN SHELF
CENTRAL BASIN PLATFORM
Delaware Basin
QUACHITA - MARATHON
OVERTHRUST
N
0
100 miles

Laredo Situated Over Thickest Column of Sediment: W-E



A
West
East
A'
Ector County
Midland County
Glasscock County
Howard County
1
2
3
4
5
6
7
8
9
10
11
12
13
14
15
Midland Basin
Central Basin Platform
A'
A
Upper Spraberry
Lower Spraberry
Wolfcamp
Strawn
Cline
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo Situated Over Thickest Column of Sediment: N-S


North
South
B
B'
Borden County
Howard County
Glasscock County
Reagan County
Irion County
16
17
18
19
20
21
22
23
24
25
26
27
28
29
30
Midland Basin
Central Basin Platform
Upper Spraberry
Lower Spraberry
Wolfcamp
Canyon Sand
Cline
Strawn
Approx. 2,000 ft. of pay
Laredo Acreage

[1] Modified from Core-Lab, 2013

Laredo's Permian-Garden City Shales[1]

Significant oil in place in multiple stacked zones

	Spraberry	Wolfcamp	Cline	A/B/W	Combined
Depth (ft)	5,000 – 7,000	7,000 – 8,500	9,000 – 9,500	9,500 – 10,500	5,000 – 10,500
Average Thickness (ft)	1,500 – 2,000	1,200 – 1,500	250 – 350	350 – 400	3,300 – 4,250
TOC (%)	4.0 – 13.0	2.0 – 9.0	2.0 – 7.5	2.0 – 13.0	2.0 – 13.0
Thermal maturity (% RSO)	0.6 – 0.7	0.7 – 0.9	0.9 – 1.1	0.9 – 1.2	0.6 – 1.2
Total porosity (%)	6.0% – 16.0%	4.0% – 8.0%	5.0% – 8.0%	3.0% – 13.0%	3.0% – 16.0%
Clay content (%)	15 – 40	25 – 45	30 – 40	20 – 45	15 – 45
Pressure gradient (psi/ft)	0.40 – 0.50	0.45 – 0.50	0.55 – 0.65	0.55 – 0.65	0.40 – 0.65
OOIP (MMBOE/Section)	45 – 85	70 – 115	25 – 35	40 – 55	180 – 290


Clearfork
Upper Spraberry
Lower Spraberry
Dean
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Canyon
Penn Shale
Cline
Strawn
Atoka (A)
Barnett (B)
Woodford (W)
Fusselman
Additional zones with horizontal upside potential

[1] Properties from proprietary LPI core analysis

Horizontal Type Curves



Upper Wolfcamp
758 MBOE
Two-stream
Lower Wolfcamp
668 MBOE
Two-stream
Middle Wolfcamp
650 MBOE
Two-stream
Cline
620 MBOE
Two-stream
BOE/D
1,000
100
10
1
12
24
Months
36
48
60
LPI Type Curve – 7,500-ft. lateral
Normalized production data 1, 2

B-factor for all Permian Hz type curves: 1.6
Terminal decline for all Permian Hz type curves: 5%

[1] Long lateral completions, excludes Sterling County and the Glass 214-Glass 219-1HM
[2] As of 8/01/14, normalized for production down time

Efficiency Gains from Pad Drilling


Drill and Complete Days For Individual Well
1
2
5
15
30
52
0
20
40
60
Days
Rig Move
Frac Completion to Start of Production
Frac
Rig Release to Start of Completion
Drilling
Efficiency Gain for 4-Well Pad vs 4-Well Individual Program
52
52
52
52
3
135
15
18
2
Upper Wolfcamp
Middle Wolfcamp
Lower Wolfcamp
Cline
>40-Day
Efficiency Gain
0
20
40
60
80
100
120
140
160
180
200
Days

2013 Reserve Update [1]

487% Production Replacement

577% Permian Production Replacement



250
200
150
100
50
0
MMBOE
189
Permian Reserves
(29)
(11)
55
204
Permian Reserves
Total Proved Reserves 12/31/12
Sales of Reserves (Anadarko Basin)
Total Production
Additions and Revisions
Total Proved Reserves 12/31/13

[1] Based on reserves as of 12/31/12 and 12/31/13, prepared by Ryder Scott and presented on a two-stream basis